UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 7, 2025, the Company entered into consulting agreements (collectively, the “May Consulting Agreements”) with each of Huey Co. LLC, PC2ATX, LLC, McMillan Co., Skeleton Crew Labs LLC, and Z-List Media, Inc. (together with Bristol (as defined below) the “Consultants”), pursuant to which each Consultant will assist the Company with, among other things, crypto portfolio management; investor relations; strategic planning; deal flow analysis and advice related to sector growth initiatives (the “Services”). Each May Consulting Agreement has a term of one year.

On May 7, 2025, the Company also entered into a Fourth Amendment to Consulting Agreement with Bristol Capital, LLC (“Bristol”), which amended the existing consulting agreement between the Company and Bristol (as amended, the “Bristol Consulting Agreement” and together with the May Consulting Agreements, the “Consulting Agreements”) to provide for Bristol to perform additional Services to the Company.

In connection with the Consulting Agreements, the Company issued to each Consultant warrants to purchase up to an aggregate of 1,500,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), per Consultant, consisting of (i) a warrant to purchase up to 500,000 shares of Common Stock at an exercise price of $1.05 per share, which was the closing price of the Common Stock immediately prior to the execution of the Consulting Agreements, as reported by the Nasdaq Stock Market LLC, (ii) a warrant to purchase up to 500,000 shares of Common Stock at an exercise price of $1.25 per share, and (iii) a warrant to purchase up to 500,000 shares of Common Stock at an exercise price of $1.50 per share (collectively, the “Warrants”).
The Warrants are each exercisable immediately and will expire five years after the date of issuance. The exercise price of each Warrant and number of shares underlying such Warrant are subject to standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Holders of the Warrants (together with such holder’s affiliates) may not exercise any portion of any Warrant to the extent that such holder would beneficially own more than 4.99% (or 9.99%, at the election of the holder) of the outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, such holder may increase the amount of beneficial ownership of outstanding shares after exercising such holder’s Warrants up to 9.99% of the number of the Company’s shares of Common Stock outstanding immediately after giving effect to the exercise.

The Company has agreed to file a registration statement to register the shares of Common Stock underlying the Warrants (the “Warrant Shares”) within 90 days following the issuance of the Warrants, and to use its reasonable best efforts to cause such additional registration statement to be declared effective by the Securities and Exchange Commission (the “SEC”) within 120 days following such issuance date (the “Effectiveness Deadline”).

If Warrants may be exercised on a cashless basis after the Effectiveness Deadline if, at the time of exercise, the resale of the Warrant Shares is not covered by an effective registration statement (or the prospectus contained therein is not available for use). The Warrants may not be exercised on a cashless basis any time prior to the Effectiveness Deadline or at any time at which the resale of the Warrant Shares is covered by an effective registration statement.
The offer and sale of the Warrants and the Warrant Shares was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. Such offer and sale was made only to “accredited investors” under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by such investors regarding the Company or the securities offered.

This report does not constitute an offer to sell or the solicitation of an offer to buy the securities in the described offering, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The foregoing descriptions of the Warrants, the May Consulting Agreements and the Bristol Consulting Agreement are not complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 9, 2025, the Company issued a press release announcing the Consulting Agreements. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
4.1	Form of Warrant, dated May 7, 2025
10.1	Form of Consulting Agreement
10.2	Consulting Services Agreement by and between the Company and Bristol Capital, LLC, as amended on May 7, 2025
99.1	Press Release dated May 9, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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